UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 30, 2018

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2010 Incentive Compensation Plan and Amended and Restated 2010 Employee Stock Purchase Plan

(e) As described in Item 5.07 below, we held our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on October 30, 2018. At the Annual Meeting, our stockholders approved: (i) an amendment to the Amended and Restated 2010 Incentive Compensation Plan that provides for an increase of 1,400,000 shares of our common stock authorized for issuance thereunder and prohibits the payout of dividends and dividend equivalents on equity awards until the underlying award has been earned or becomes vested (the “Amended 2010 Plan”); and (ii) an Amended and Restated 2010 Employee Stock Purchase Plan that provides for an increase of 100,000 shares of our common stock authorized for issuance thereunder (the “Amended ESPP”). Our executive officers are eligible to participate in the Amended 2010 Plan and the Amended ESPP. Our Board of Directors most recently approved the Amended 2010 Plan on October 15, 2018, and the Amended ESPP on September 12, 2018, subject to stockholder approval at the Annual Meeting.

Summaries of the Amended 2010 Plan and the Amended ESPP are set forth in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 17, 2018, as supplemented by Supplement No. 1 to our definitive proxy statement filed with the Securities and Exchange Commission on October 16, 2018. Those summaries and the above descriptions of the Amended 2010 Plan and the Amended ESPP do not purport to be complete and are qualified in their entirety by reference to the Amended 2010 Plan and the Amended ESPP, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 30, 2018, we held our Annual Meeting of Stockholders. On the record date of September 4, 2018, there were 34,881,570 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of common stock present at the meeting, in person or by proxy, was 31,593,353 or approximately 90.57% of the outstanding shares. At the meeting, the following proposals were submitted to a vote of our stockholders, with the final voting results indicated below:

Proposal One: Election of Directors. Our stockholders elected the following Class 1 directors, each to serve until our Annual Meeting of Stockholders in 2021 or until their successors have been elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Jeffrey Buchanan	23,673,055	2,284,508	362,436	5,273,354
Keith Geeslin	19,998,770	5,956,398	364,831	5,273,354
James Whims	18,518,124	3,109,239	4,692,636	5,273,354

Proposal Two: Say-on-Pay. Our stockholders voted to approve the compensation of our named executive officers for fiscal year 2018.

For	Against	Abstain	Broker Non-Votes
17,013,494	8,493,512	812,993	5,273,354

Proposal Three: Ratification of the Appointment of KPMG LLP. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending June 29, 2019.

For	Against	Abstain	Broker Non-Votes
30,687,910	260,174	645,269	—

Proposal Four: Approval of the Amended and Restated 2010 Incentive Compensation Plan. Our stockholders voted to approve an amendment to the Amended and Restated 2010 Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
21,553,405	4,747,800	18,794	5,273,354

Proposal Five: Approval of the Amended and Restated 2010 Employee Stock Purchase Plan. Our stockholders voted to approve an amendment to the Amended and Restated 2010 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
15,726,191	9,795,833	797,975	5,273,354

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Synaptics Incorporated Amended and Restated 2010 Incentive Compensation Plan, as amended effective on October 30, 2018

10.2	Synaptics Incorporated Amended and Restated 2010 Employee Stock Purchase Plan, as amended effective on October 30, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.1	Synaptics Incorporated Amended and Restated 2010 Incentive Compensation Plan, as amended effective on October 30, 2018

10.2	Synaptics Incorporated Amended and Restated 2010 Employee Stock Purchase Plan, as amended effective on October 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: November 1, 2018	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary